GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Small-Mid Cap Core VIP Fund (the “Fund”)

Supplement dated April 22, 2026
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated May 1, 2025, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on March 18-19, 2026, the Board considered and approved the appointment of FIAM LLC as the new subadviser to the Fund, as well as related changes to the Fund’s principal investment strategies, effective May 1, 2026. Accordingly, effective May 1, 2026, Allspring Global Investments, LLC will no longer serve as subadviser to the Fund and FIAM LLC will assume responsibility for the day-to-day investment management of the Fund.

As part of the transition to FIAM LLC and the new principal investment strategies, updates will be made to the Fund's principal risks and portfolio managers. In addition, during the transition, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous, and may impact the Fund’s performance and may increase trading costs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.